As filed with the Securities and Exchange Commission on May 25, 2006

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

May 25, 2006

Bank of America Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

1-6523

(Commission File Number)

56-0906609

(IRS Employer Identification No.)

100 North Tryon Street

Charlotte, North Carolina

(Address of principal executive offices)

28255

(Zip Code)

(704) 386-8486

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	OTHER EVENTS

From time to time, including in its Annual Report on Form 10-K for the year ended December 31, 2005 (the “Annual Report”), the Corporation has indicated that it may reclassify its business segment results based on, among other things, changes in its organizational alignment. In the Annual Report, the Corporation reported its results of operations through four business segments: Global Consumer and Small Business Banking, Global Business and Financial Services, Global Capital Markets and Investment Banking, and Global Wealth and Investment Management. Effective January 1, 2006, the Corporation combined Global Business and Financial Services and Global Capital Markets and Investment Banking creating a new business segment called Global Corporate and Investment Banking. This change was described and reflected in the Corporation’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2006, which should be referred to for a more complete description of the revised business segment reporting structure and the realigned business units.

This Current Report on Form 8-K and the exhibits hereto update the business segment information presented in the Annual Report, but only to the extent this information is impacted by the revised business segment reporting methodology. Portions of the following items from the Annual Report have been updated to reflect the revised business segment methodology:

•	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations (filed as Exhibit 99.1 and incorporated herein by reference).
•	Part II, Item 8. Financial Statements and Supplementary Data (filed as Exhibit 99.2 and incorporated herein by reference).

All updates to the Annual Report relate solely to the presentation of segment specific disclosures on a basis consistent with the revised reporting structure and had no impact on the consolidated balance sheets, statements of income, statements of changes in shareholders’ equity or statements of cash flows. The information in this Current Report on Form 8-K is presented as of December 31, 2005 and other than as indicated above, has not been updated to reflect financial results subsequent to that date or any other changes since the date of the Annual Report.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit No.

23	Consent of PricewaterhouseCoopers LLP.

99.1	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

99.2	Part II, Item 8. Financial Statements and Supplementary Data.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ Neil A. Cotty
Neil A. Cotty
Chief Accounting Officer

Dated: May 25, 2006

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit
23	Consent of PricewaterhouseCoopers LLP.
99.1	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.
99.2	Part II, Item 8. Financial Statements and Supplementary Data.

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